                                                                 EXHIBIT 10.50

                      SIXTH AMENDMENT TO CREDIT AGREEMENT

            SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 15, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

            WHEREAS, the Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to a certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

            WHEREAS, certain Credit Parties have entered into (i) that certain Third Amendment and Waiver (the "Westin Debt Amendment"), dated as of December 1, 1998, among Westin Hotels & Resorts Worldwide, Inc., W&S Lauderdale Corp., W&S Seattle Corp., W&S Atlanta Corp., W&S Denver Corp., W&S Hotel Holding Corp., Westin Hotel Company ("WHC"), certain subsidiaries of WHC, the lenders party to the credit agreement referred to therein, BT Alex. Brown Incorporated and Chase Securities, Inc., as Arranging Agents, and Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents (collectively, the "Westin Lenders"), amending the existing Credit Agreement dated as of December 2, 1997 (the "First Westin Credit Agreement"), (ii) that certain loan agreement dated December 29, 1997 among WHWE L.L.C and the Westin Lenders (the "Second Westin Credit Agreement") and (iii) that certain loan agreement dated December 29, 1997 among Woodstar Investor Partnership and the Westin Lenders (the "Third Westin Credit Agreement"; together with the First Westin Credit Agreement and the Second Westin Credit Agreement, collectively, the "Westin Credit Agreements"), each relating to certain Existing Indebtedness, and in connection with the Westin Credit Agreements, the Parent Companies are requesting that the Lenders permit certain Guarantors to be added as guarantors under each Starwood Guaranty (as defined in each of the Westin Credit Agreements);

            WHEREAS, the Corporation intends to sell a portion of the Capital Stock of ITT held by the Corporation, consisting of up to but not in excess of ten (10%) percent of the Capital


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
Stock of ITT (having a value of approximately $200 to $400 Million) to SLT RLP (the "Stock Sale"), and the Parent Companies are requesting the Lenders' consent to the Stock Sale;

            WHEREAS, the Parent Companies are requesting the Lenders' consent to ITT assuming all or a portion of the Corporation's obligations under the Intercompany Mortgage Note and are further requesting the Lenders' consent to certain additional intercompany indebtedness;

            WHEREAS, the Borrowers wish to request certain one time waivers from certain restrictions set forth in certain sections of the Credit Agreement in order to permit the Stock Sale, and certain other transactions described herein;

            WHEREAS, the Borrowers wish to request the Lenders' consent to a structuring of the Proposed Mexico Refinancing permitted under the Fourth Amendment as a trust transaction more particularly described below; and

            WHEREAS, the parties hereto wish to amend the Credit Agreement in certain respects as herein provided;

            NOW, THEREFORE, it is agreed:

      I.    Waivers, Amendments and Agreements with Respect to the Credit
            Agreement

            SECTION 1. Consent to Addition of Westin Guarantors. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, but subject to the terms of this Amendment, the Lenders hereby consent to the execution, delivery and assumption by each Guarantor that is not presently a party to the Starwood Guaranty (as such term is defined in each of the Westin Credit Agreements) of each Starwood Guaranty so that each such Guarantor shall assume all of the obligations under such Starwood Guaranty. In addition, from and after the date hereof, any new Guarantor added to the Guaranty under the Credit Agreement shall be permitted to join in and assume all of the obligations under each Starwood Guaranty.

            SECTION 2. Section 8.17; Ownership of Certain Subsidiaries. Effective as of the consummation of the Stock Sale, clause (iii) of Section 8.17 of the Credit Agreement shall be deemed amended and restated in its entirety to read as follows:

            "(iii) (A) the Corporation shall directly own at least ninety percent (90%) of the equity interests in ITT and (B) SLT RLP shall directly own all of the equity interests in ITT not owned by the Corporation."

The Lenders hereby consent to the Stock Sale and agree that SLT RLP shall have the right to pay the consideration for the Stock Sale by one or more of the following methods (provided the total consideration shall equal the sales price for the Stock Sale):


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      (1) reducing the outstanding principal balance of the Intercompany
Mortgage Note by an amount equal to all or any portion of the consideration for the Stock Sale (between $200 Million and $400 Million), if and to the extent the Corporation continues to be the obligor on all or an equivalent portion of the Intercompany Mortgage Note at the time of the Stock Sale, or

      (2) issuing a new note payable to the Corporation in the amount of all or a portion of the sales price for the Stock Sale; provided that the Borrowers comply with the requirements of Section 9.05(viii) and the last paragraph of
Section 9.04 and deliver a Subordination Agreement substantially in the form of Exhibit L to the Credit Agreement, or

      (3) transferring certain personal property, including furniture, fixtures and equipment, ("FF&E") having a value equal to all or a portion of the consideration for the Stock Sale from SLT RLP or Starwood REIT to the Corporation.

            SECTION 3. Section 9.02 Consolidation, Merger, etc. Notwithstanding anything to the contrary contained in Section 9.02 or elsewhere in the Credit Agreement, (a) the Parent Companies and the Borrowers shall be permitted to merge or consolidate any of the Preferred Stock Subsidiaries into other Preferred Stock Subsidiaries, and (b) SLT RLP and Starwood REIT shall have the right to transfer FF&E to the Corporation either as consideration for all or any portion of the Stock Sale or as an intercompany loan to the Corporation under the Intercompany Mortgage Note (provided all requirements set forth in the Credit Agreement with respect to such additional intercompany debt are satisfied), with any such intercompany loan deemed to be a loan of cash in an amount equal to the fair market value (as agreed to by Starwood REIT and the Corporation) of the FF&E so transferred.

            SECTION 4. Confirmation of Pledge. The Parent Companies, SLT RLP and the other Credit Parties hereby confirm that, both before and after giving effect to the Stock Sale, 100% of the Stock of ITT Corporation shall continue to be pledged to the Lenders pursuant to the Pledge and Security Agreement and the other Credit Documents.

            SECTION 5. Section 9.03; Restricted Payments; and Section 9.12; Limitations on Voluntary Payments and Modifications of Indebtedness; Etc. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby consent to and waive the restrictions contained in clause (ii)(x) of Section 9.12 of the Credit Agreement with respect to the assumption by ITT of all or any portion of the Corporation's obligations under the Intercompany Mortgage Note; provided such assumption shall be made subject to the subordination provisions applicable to the Intercompany Mortgage Note. The transfer and assumption of the obligations under the Intercompany Mortgage Note from the Corporation to ITT for book and tax purposes shall constitute a dividend by ITT to the Corporation and the Lenders confirm that such dividend shall not violate the provisions of Section 9.03 of the Credit Agreement.

            SECTION 6. Section 9.04; Indebtedness. The term "CMBS Transaction" as used in the Credit Agreement shall include any loan transactions secured by mortgages that satisfy the provisions of Subsection 9.04(xiv) of the Credit Agreement. The Borrowers confirm that any such loan transactions constituting a CMBS Transaction shall be a Loan made to a Subsidiary or


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
to Subsidiaries secured by the only assets of the Subsidiary or Subsidiaries, which assets shall be security for the loan and which loan shall be non-recourse on a basis and on terms reasonably satisfactory to the Lead Agents.

            SECTION 7. Additional Intercompany Indebtedness. Notwithstanding anything to the contrary contained in the Credit Agreement, the Corporation shall be permitted to make an intercompany loan to ITT, which intercompany loan shall have an outstanding principal balance of up to $1.5 Billion. Such note (in lieu of cash) shall constitute a dividend paid by ITT to the Corporation and the Lenders hereby consent to such transaction and confirm that such dividend shall not violate the provisions of Section 9.03 of the Credit Agreement, provided that the Borrowers comply with the requirements of Section 9.05(viii) and the last paragraph of Section 9.04 regarding the subordination of intercompany indebtedness.

            SECTION 8. Section 11; Definitions. The following definitions in
Section 11 of the Credit Agreement are amended as set forth below:

            (a) Intercompany Mortgage Note. Effective as of the date hereof, the definition of "Intercompany Mortgage Note" shall be amended by deleting the reference to "Corporation" and by inserting in lieu thereof "ITT and/or the Corporation."

            (b) Proposed Mexico Refinancing. The Lenders hereby confirm and agree that the term "Proposed Mexico Refinancing" (in accordance with the terms and provisions of the Fourth Amendment) may include a transaction whereby (i) a special trust entity (the "Mexico Trust") is formed and the Mexico Sheratons and the Mexico Regina Hotels are transferred to the Mexico Trust; (ii) the Lender under the Proposed Mexico Refinancing (the "Mexico Lender") on the one hand, and the current owners of the Mexico Sheratons and the Mexico Regina Hotels, on the other hand, each own Fifty (50%) percent of the equity interests in the Mexico Trust, (iii) upon a default by the borrowers under the Proposed Mexico Refinancing, the Mexico Lender shall have the right to receive the borrowers' Fifty (50%) percent interest in the Mexico Trust; and (iv) upon repayment in full of the Proposed Mexico Refinancing, the Mexico Lender's Fifty (50%) percent interest in the Mexico Trust is reconveyed to the borrowers. Such transaction shall be deemed to be a secured financing. The Lenders further consent to the Corporation being added as a guarantor of the Proposed Mexico Refinancing.

            (c) Change of Control. Effective as of the date hereof, the definition of "Change of Control" contained in Section 11 of the Credit Agreement is modified by inserting, immediately after the phrase "100% of the Capital Stock of ITT" appearing therein the phrase "(except that up to 10% of the Capital Stock of ITT may instead be owned by SLT RLP)".

            SECTION 9. Confirmation of Certain Matters. (a) Each Guarantor and each Borrower, by their signatures below, hereby confirm that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Sixth Amendment, as provided in the Guaranty, and (y) the Pledge and Security Agreement shall remain in full force and effect as


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security for the obligations under the Credit Agreement, as modified and amended by this Sixth Amendment.

            (b) At the time any transactions described in Section 5 or Section 7 of this Amendment is affected, the Corporation shall have reviewed the solvency of ITT and its Subsidiaries and shall have concluded, and shall be deemed to have represented and warranted that (i) the sum of the assets, at fair valuation, of ITT and its Subsidiaries, taken as a whole and ITT on a stand alone basis, will exceed their respective debts, and (ii) ITT and its Subsidiaries, taken as a whole and ITT on a stand alone basis, (x) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (y) will have sufficient capital with which to conduct their respective businesses.

            SECTION 10. Miscellaneous Provisions

            A. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            B. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

            C. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            D. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office.

            E. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


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      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

            STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation

            By: /s/ Mark D. Rozells
                -------------------------------------------------
                Title: Senior Vice President Finance and Treasurer

            STARWOOD HOTELS & RESORTS,
            a Maryland real estate investment trust

            By:  /s/ Steven Goldman
                -------------------------------------------------
                Title: Vice President

            SLT REALTY LIMITED PARTNERSHIP,
            a Delaware limited partnership

            By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

            By:  /s/ Steven Goldman
                -------------------------------------------------
                Title: Vice President

            ITT CORPORATION, a Nevada corporation

            By:  /s/ Mark D. Rozells
                -------------------------------------------------
                Title: Senior Vice President Finance and Treasurer


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            CHARLESTON HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            CRYSTAL CITY HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            LONG BEACH HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            SANTA ROSA HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            SLT ALLENTOWN LLC,
            a Delaware limited liability company,

            SLT ARLINGTON LLC,
            a Delaware limited liability company,

            SLT ASPEN DEAN STREET, LLC,
            a Delaware limited liability company,

            SLT BLOOMINGTON LLC,
            a Delaware limited liability company,

            SLT CENTRAL PARK SOUTH, LLC,
            a Delaware limited liability company,

            SLT DANIA LLC,
            a Delaware limited liability company,

            SLT DC MASSACHUSETTS AVENUE, LLC,
            a Delaware limited liability company,

            SLT INDIANAPOLIS LLC,
            a Delaware limited liability company,

            SLT KANSAS CITY LLC,
            a Delaware limited liability company,

            SLT LOS ANGELES LLC,
            a Delaware limited liability company,

            SLT MINNEAPOLIS LLC,
            a Delaware limited liability company,

            SLT PALM DESERT LLC,
            a Delaware limited liability company,

            SLT PHILADELPHIA LLC,
            a Delaware limited liability company,

            SLT REALTY COMPANY, LLC,
            a Delaware limited liability company,

            SLT SAN DIEGO LLC,
            a Delaware limited liability company,

            SLT SOUTHFIELD LLC,
            a Delaware limited liability company,

            SLT ST. LOUIS LLC,
            a Delaware limited liability company,

            SLT TUCSON LLC,
            a Delaware limited liability company,

            STARLEX LLC,
            a New York limited liability company,

            STARWOOD ATLANTA II LLC,
            a Delaware limited liability company,

            STARWOOD ATLANTA LLC,
            a Delaware limited liability company,

            STARWOOD MISSION HILLS, L.L.C.,
            a Delaware limited liability company,

            STARWOOD NEEDHAM LLC,
            a Delaware limited liability company,


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            STARWOOD WALTHAM LLC,
            a Delaware limited liability company,

            By: SLT Realty Limited Partnership,
                a Delaware limited partnership, the managing member of each of the above listed entities

                By:  Starwood Hotels & Resorts,
                     a Maryland real estate investment trust,
                     its general partner

                     By:  /s/ Steven Goldman
                          -------------------------------------
                          Title: Vice President

            BW HOTEL REALTY, LP,
            a Maryland limited partnership,

            CP HOTEL REALTY, LP,
            a Maryland limited partnership,

            EDISON HOTEL ASSOCIATES, LP,
            a New Jersey limited partnership,

            NOVI HOTEL ASSOCIATES, LP,
            a Delaware limited partnership,

            PARK RIDGE HOTEL ASSOCIATES LP,
            a Delaware limited partnership,

            SLT FINANCING PARTNERSHIP,
            a Delaware general partnership,

            SLT HOUSTON BRIAR OAKS, LP,
            a Delaware limited partnership,

            VIRGINIA HOTEL ASSOCIATES, LP,
            a Delaware limited partnership,


                                       -9-
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            PRUDENTIAL HEI JOINT VENTURE,
            a Georgia general partnership,

            By: SLT Realty Limited Partnership,
                a Delaware limited partnership, the general partner of each of the above listed entities

                By:  Starwood Hotels & Resorts,
                     a Maryland real estate investment trust,
                     its general partner

                     By:  /s/ Steven Goldman
                          -------------------------------------------
                          Title: Vice President

            HEI HOTELS, L.L.C.,
            a Delaware limited liability company,

            OPERATING PHILADELPHIA LLC,
            a Delaware limited liability company,

            SLC ALLENTOWN LLC,
            a Delaware limited liability company,

            SLC ARLINGTON LLC,
            a Delaware limited liability company,

            SLC ASPEN DEAN STREET, LLC,
            a Delaware limited liability company,

            SLC ATLANTA II LLC,
            a Delaware limited liability company,

            SLC ATLANTA LLC,
            a Delaware limited liability company,

            SLC BLOOMINGTON LLC,
            a Delaware limited liability company,

            SLC CENTRAL PARK SOUTH, LLC,
            a Delaware limited liability company,


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            SLC DANIA LLC,
            a Delaware limited liability company,

            SLC DC MASSACHUSETTS AVENUE, LLC,
            a Delaware limited liability company,

            SLC INDIANAPOLIS LLC,
            a Delaware limited liability company,

            SLC KANSAS CITY L.L.C.,
            a Delaware limited liability company,

            SLC LOS ANGELES LLC,
            a Delaware limited liability company,

            SLC MINNEAPOLIS LLC,
            a Delaware limited liability company,

            SLC NEEDHAM LLC,
            a Delaware limited liability company,

            SLC PALM DESERT LLC,
            a Delaware limited liability company,

            SLC SAN DIEGO LLC,
            a Delaware limited liability company,

            SLC SOUTHFIELD LLC,
            a Delaware limited liability company,

            SLC ST. LOUIS LLC,
            a Delaware limited liability company,

            SLC TUCSON LLC,
            a Delaware limited liability company,

            SLC WALTHAM LLC,
            a Delaware limited liability company,

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            STARWOOD MANAGEMENT COMPANY, LLC,
            a Delaware limited liability company,

            By: SLC Operating Limited Partnership,
                a Delaware limited partnership, the managing member of each of the above listed entities

                  By:   Starwood Hotels & Resorts
                        Worldwide, Inc., a Maryland corporation, its
                        general partner

                        By: /s/ Mark D. Rozells
                            --------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

            SLC OPERATING LIMITED PARTNERSHIP,
            a Delaware limited partnership,

            By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland
                corporation, its general partner

                By:  /s/ Mark D. Rozells
                     --------------------------------------------------
                     Title: Senior Vice President Finance and Treasurer

            MILWAUKEE BROOKFIELD LP,
            a Wisconsin limited partnership,

            SLC-CALVERTON LP,
            a Delaware limited partnership,

            SLC HOUSTON BRIAR OAKS, LP,
            a Delaware limited partnership,

            By: SLC Operating Limited Partnership,
                a Delaware limited partnership, the general partner of each of the above listed entities

                By:  Starwood Hotels & Resorts Worldwide, Inc.,
                     a Maryland corporation, its general partner

                     By: /s/ Mark D. Rozells
                        --------------------------------------------------
                        Title: Senior Vice President Finance and Treasurer

            MOORLAND HOTEL LP,
            a Wisconsin limited partnership,

            By: Milwaukee Brookfield LP,
                a Wisconsin limited partnership, its general partner

                By:  SLC Operating Limited Partnership,
                     a Delaware limited partnership, its general partner

                      By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                           By: /s/ Mark D. Rozells
                               -------------------------------------------------
                               Title: Senior Vice President Finance
                               and Treasurer

            ITT BROADCASTING CORP.,
            a Delaware corporation

            By: /s/ Mark D. Rozells
                ----------------------------------------------
                Title: Senior Vice President Finance and Treasurer

            MIDLAND BUILDING CORPORATION,
            an Illinois corporation,

            MIDLAND HOLDING CORPORATION,
            an Illinois corporation,

            MIDLAND HOTEL CORPORATION,
            an Illinois corporation,

            By:  /s/ Steven Goldman
                ----------------------------------------------
                Title: Vice President

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            ITT SHERATON CORPORATION,
            a Delaware corporation,

            DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

            GENERAL FIDUCIARY CORPORATION,
            a Massachusetts corporation,

            GLOBAL CONNEXIONS INC.,
            a Delaware corporation,

            ITT SHERATON RESERVATIONS CORPORATION,
            a Delaware corporation,

            MANHATTAN SHERATON CORPORATION,
            a New York corporation,

            SAN DIEGO SHERATON CORPORATION,
            a Delaware corporation,

            SAN FERNANDO SHERATON CORPORATION,
            a Delaware corporation,

            SHERATON ARIZONA CORPORATION,
            a Delaware corporation,

            SHERATON 45 PARK CORPORATION,
            a Delaware corporation,

            SHERATON ASIA-PACIFIC CORPORATION,
            a Delaware corporation,

            SHERATON BLACKSTONE CORPORATION,
            a Delaware corporation,

            SHERATON BOSTON CORPORATION
            a Massachusetts corporation,

            SHERATON CALIFORNIA CORPORATION,
            a Delaware corporation,

            SHERATON CAMELBACK CORPORATION,
            a Delaware corporation,

            SHERATON FLORIDA CORPORATION,
            a Delaware corporation,

            SHERATON HARBOR ISLAND CORPORATION,
            a Delaware corporation,

            SHERATON HARTFORD CORPORATION,
            a Connecticut corporation,

            SHERATON HAWAII HOTELS CORPORATION,
            a Hawaii corporation,

            SHERATON INTERNATIONAL, INC.,
            a Delaware corporation,

            SHERATON INTER-AMERICAS, LTD.,
            a Delaware corporation,

            SHERATON INTERNATIONAL DE MEXICO, INC.,
            a Delaware corporation,

            SHERATON MANAGEMENT CORPORATION,
            a Delaware corporation,

            SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

            SHERATON WARSAW CORPORATION,
            a Delaware corporation,

            SHERATON MARKETING CORPORATION,
            a Delaware corporation,

            SHERATON MIAMI CORPORATION,
            a Delaware corporation,

            SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

            SHERATON NEW YORK CORPORATION,
            a New York corporation,

            SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

            SHERATON PEACHTREE CORPORATION,
            a Delaware corporation,

            SHERATON PHOENICIAN CORPORATION,
            a Delaware corporation,

            SHERATON SAVANNAH CORPORATION,
            a Delaware corporation,

            SHERATON SERVICES CORPORATION,
            a Delaware corporation,

            SOUTH CAROLINA SHERATON CORPORATION,
            a Delaware corporation,

            ST. REGIS SHERATON CORPORATION,
            a New York corporation,

            WORLDWIDE FRANCHISE SYSTEMS, INC.,
            a Delaware corporation,

            SHERATON VERMONT CORPORATION,
            a Vermont corporation,

            By: /s/ Mark D. Rozells
                -----------------------------------------
                Title: Senior Vice President Finance and Treasurer

            HUDSON SHERATON CORPORATION LLC,
            a Delaware limited liability company

            By: ITT SHERATON CORPORATION
                a Delaware corporation, its managing member

                By: /s/ Mark D. Rozells
                -----------------------------------------
                    Title: Senior Vice President Finance and Treasurer

            W&S DENVER CORP.,
            a Delaware corporation,

            W&S REALTY CORPORATION OF DELAWARE,
            a Delaware corporation,

            BENJAMIN FRANKLIN HOTEL, INC.,
            a Washington corporation,

            LAUDERDALE HOTEL COMPANY,
            a Delaware corporation,

            WESTIN BAY HOTEL COMPANY,
            a Delaware corporation,

            CINCINNATI PLAZA COMPANY,
            a Delaware corporation,

            SOUTH COAST WESTIN HOTEL COMPANY,
            a Delaware corporation,

            TOWNHOUSE MANAGEMENT INC.,
            a Delaware corporation,

            WVC RANCHO MIRAGE, INC.,
            a Delaware corporation,

            WESTIN ASSET MANAGEMENT COMPANY,
            a Delaware corporation,

            WESTIN HOTEL COMPANY,
            a Delaware corporation,

            W&S ATLANTA CORP.,
            a Delaware corporation,

            By:  /s/ Steven Goldman
                 ------------------------------------------
                 Title: Vice President

            WESTIN SEATTLE HOTEL COMPANY,
            a Washington general partnership,

            By: Benjamin Franklin Hotel, Inc.,
                its general partner

                By:  /s/ Steven Goldman
                     -----------------------------------
                     Title: Vice President

            By: W&S Realty Corporation of Delaware,
                its general partner

                By: /s/ Steven Goldman
                    -----------------------------------
                    Title: Vice President

            WESTIN PREMIER, INC.,
            a Delaware corporation,

            WESTIN VACATION MANAGEMENT CORPORATION,
            a Delaware corporation,

            WESTIN VACATION EXCHANGE COMPANY,
            a Delaware corporation,

            By: Starwood Hotels & Resorts Worldwide, Inc.,
                a Maryland corporation, the sole stockholder of each of the above listed entities

                By: /s/ Mark D. Rozells
                    -----------------------------------
                    Title: Senior Vice President Finance and Treasurer

            W&S LAUDERDALE CORP.,
            a Delaware corporation,

            W&S SEATTLE CORP.,
            a Delaware corporation,

            By:   SLT Realty Limited Partnership,
                  a Delaware limited partnership, the sole stockholder of each of the above listed entities

                  By:   Starwood Hotels & Resorts
                        a Maryland real estate investment trust,
                        its general partner

                        By: /s/ Steven Goldman
                            ---------------------------------------
                            Title: Vice President

            BANKERS TRUST COMPANY,
            Individually and as Administrative Agent and as Paying Agent

            By: /s/ Laura S. Bukwick
                ------------------------------------------
                Title: Principal

            THE CHASE MANHATTAN BANK,
            Individually and as Administrative Agent

            By:
                ------------------------------------------
                  Name:
                  Title:

            LEHMAN COMMERCIAL PAPER, INC.,
            Individually and as Syndication Agent

            By: /s/ Michael E. O'Brien
                ------------------------------------------
                Title: Authorized Signatory

            BANK OF MONTREAL, CHICAGO BRANCH,
            Individually and as Syndication Agent

            By: /s/ Richard W. Camm
                ------------------------------------------
                Title: Managing Director

            ARAB BANKING CORPORATION (B.S.C.)

            By: /s/ Louise Bilbro
                ------------------------------------------
                Title: Vice President

            BANCA POPOLARE DI MILANO

            By: /s/ Fulvio Montanari
                ------------------------------------------
                Title: First Vice President

            By: /s/ Patrick F. Dillon
                ------------------------------------------
                Title: Vice President, Chief Credit Officer

            BANKBOSTON, N.A.

            By: /s/ Kathleen M. Ahern
                ------------------------------------------
                Title: Vice President

            BANK LEUMI USA

            By: /s/ Joung Hee Hovg
                ------------------------------------------
                Title: Vice President

            THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                  NEW YORK BRANCH

            By:
                ------------------------------------------
                Name:
                Title:

           BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                  GROUP, NEW YORK BRANCH

            By: /s/ B.W. Henry
                ------------------------------------------
                Title: Vice President

            BANQUE PARIBAS

            By: /s/ F. Garnet
                ------------------------------------------
                Title: Senior Vice President

            By: /s/ Constance de Klerk
                ------------------------------------------
                Title: Vice President

            BANQUE WORMS CAPITAL CORP.

            By:
                ------------------------------------------
                Name:
                Title:

            BEAR STEARNS INVESTMENT PRODUCTS INC.

            By: /s/ Harry Rosenberg
                ------------------------------------------
                Title: Authorized Signatory

            BARCLAYS BANK PLC

            By: /s/ John Giannone
                ------------------------------------------
                Title: Director

            CHANG HWA COMMERCIAL BANK, LTD., NEW
                  YORK BRANCH

            By:
                ------------------------------------------
                Name:
                Title:

            CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

            By:
                ------------------------------------------
                Name:
                Title:

            CIBC INC.

            By:
                ------------------------------------------
                Name:
                Title:

            COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                  EUROPEENNE

            By:
                ------------------------------------------
                Name:
                Title:

            By:
                ------------------------------------------
                Name:
                Title:

            CREDIT LYONNAIS NEW YORK BRANCH

            By:
                ------------------------------------------
                Name:
                Title:

            CREDIT SUISSE FIRST BOSTON

            By: /s/ Chris T. Horgan
                ------------------------------------------
                Title: Vice President

            By: /s/ Kristin Lepri
                ------------------------------------------
                Title: Associate

            CREDITO ITALIANO

            By:
                ------------------------------------------
                Name:
                Title:

            DEUTSCHE BANK AG NEW YORK AND/OR
                  CAYMAN ISLANDS BRANCH

            By: /s/ Stephan A. Wiedemann
                ------------------------------------------
                Title: Director

            By: /s/ Susan L. Pearson
                ------------------------------------------
                Title: Director

            DOMINION BANK

            By:
                ------------------------------------------
                Name:
                Title:

            ERSTE BANK DER OESTERREICHISCHEN
                  SPARKASSEN AG

            By: /s/ Paul Judicke
                ------------------------------------------
                Title: Vice President
                       Erste Bank New York Branch

            By: /s/ John S. Runnion
                ------------------------------------------
                Title: First Vice President

            FIRST COMMERCIAL BANK

            By: /s/ Vincent T.C. Chen
                ------------------------------------------
                Title: Senior Vice President & General Manager

            THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW
                  YORK BRANCH

            By:
                ------------------------------------------
                Title:

            ISTITUTO BANCARIO DI TORINO SpA

            By: /s/ W. Jones
                ------------------------------------------
                Title: Vice President

            By: /s/ Robert Wurster
                ------------------------------------------
                Title: First Vice President

            KZH CNC LLC

            By: /s/ Virginia Conway
                ------------------------------------------
                Title: Authorized Agent

            LAND BANK OF TAIWAN, LOS ANGELES BRANCH

            By:
                ------------------------------------------
                Name:
                Title:

            THE LONG TERM CREDIT BANK
                  OF JAPAN, LTD.

            By:
                ------------------------------------------
                Name:
                Title:

            MITSUBISHI TRUST & BANKING CORPORATION

            By:  /s/ Toshihiro Hayashi
                ------------------------------------------
                Title: Senior Vice President

            ML CLO STERLING (Cayman) LTD.

            By:
                ------------------------------------------
                Name:
                Title:

            NATIONSBANK, N.A.

            By: /s/ Terence J. Hatton
                ------------------------------------------
                Title: Senior Vice President

            THE ROYAL BANK OF SCOTLAND, PLC

            By: /s/ Derek Bonnar
                ------------------------------------------
                Title: Vice President

            SOCIETE GENERALE, SOUTHWEST AGENCY

            By: /s/ Thomas K. Day
                ------------------------------------------
                Title: Director

            SOUTHERN PACIFIC BANK

            By: /s/ Cheryl A. Wasilewski
                ------------------------------------------
                Title: Vice President

            THE SUMITOMO BANK, LIMITED, NEW YORK
                  BRANCH

            By:
                ------------------------------------------
                Name:
                Title:

            MC CLO XIX STERLING (Cayman) Ltd.
            Sterling Asset Manager, L.L.C.,
            as its Investment Advisor

            By:
                ------------------------------------------
                Name:
                Title:

            WACHOVIA BANK, N.A.

            By:
                ------------------------------------------
                Name:
                Title:

            WESTDEUTSCHE LANDESBANK GIROZENTRALE

            By: /s/ Bridgitte Thieme
                ------------------------------------------
                Title: Managing Director


            By: /s/ Mark H. Lanspa
                ------------------------------------------
                Title: Vice President

            VAN KAMPEN
            PRIME RATE INCOME TRUST

            By: /s/ Jeffrey W. Maillet
                ------------------------------------------
                Title: Senior Vice President & Director

            VAN KAMPEN CLO I, LIMITED

            By:   VAN KAMPEN MANAGEMENT INC.,
                  as Collateral Manager

            By: /s/ Jeffrey W. Maillet
                ------------------------------------------
                Title: Senior Vice President

            VAN KAMPEN
            SENIOR INCOME TRUST

            By: /s/ Jeffrey W. Maillet
                ------------------------------------------
                Title: Senior Vice President

            THE TORONTO DOMINION BANK

            By: /s/ Jorge A. Gargic
                ------------------------------------------
                Title: Manager Cr./Admin.

            MELLON BANK, N.A., solely in its capacity as Trustee for the GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity

            By:
                ------------------------------------------
                Name:
                Title:

            SENIOR DEBT PORTFOLIO

            By:   Boston Management and Research,
                  as Investment Advisor

                  By:
                     ------------------------------------------
                      Name:
                      Title:

            OXFORD STRATEGIC INCOME FUND

            By:   EATON VANCE MANAGEMENT,
                  as Investment Advisor

                  By:
                     ------------------------------------------
                     Name:
                     Title:

            FIRST SECURITY BANK, N.A.

            By: /s/ David P. Williams
                ------------------------------------------
                Title: Vice President

            FLEET BANK, N.A.

            By: /s/ John F. Cullinan
                ------------------------------------------
                Title: Senior Vice President

            GENERAL ELECTRIC CAPITAL CORPORATION

            By:
                ------------------------------------------
                Name:
                Title:

            GOLDMAN SACHS CREDIT PARTNERS L.P.

            By: /s/ Stephen J. McGuinness
                ------------------------------------------
                Title: Authorized Signatory

            GULF INTERNATIONAL BANK B.S.C.

            By: /s/ Abdel-Fattah Tahoun
                ------------------------------------------
                Title: Senior Vice President

            By: /s/ Thomas E. Fitzherbert
                ------------------------------------------
                Title: Vice President

            HUA NAN COMMERCIAL BANK, LTD. NEW YORK
               AGENCY

            By:
                ------------------------------------------
                Name:
                Title:

            BANK OF HAWAII

            By: /s/ Donna R. Parker
                ------------------------------------------
                Title: Vice President